Events occurring after the reporting period	12 Months Ended
Dec. 31, 2023
Text Block [Abstract]
Events occurring after the reporting period
25.	Events occurring after the reporting period
On January 22, 2024, the Company closed an offering of 18,313,750 ordinary shares with a public offering price of $11.00 per ordinary share. The Company received net proceeds of approximately $188 million after deducting the underwriting discount and fees and offering expenses and intends to use the net proceeds from this offering to fund the continued research and development of the Group’s pipeline, the manufacturing and production of product candidates and for working capital.
On March 14, 2024, Genmab provided us with a termination notice relating to our collaboration, originally announced in July 2018. The termination was a non-adjusting
subsequent event and the revenue from collaboration agreement does not include the effects from the termination of the collaboration with Genmab after the end of the reporting period. The remaining deferred revenue for Genmab is €
14.9
 million
as of December 31, 2023, which will be recognized in the first quarter of 2024. The Company evaluated further subsequent events for recognition or disclosure through March 21, 2024 and did not identify additional material subsequent events.